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                                                                   EXHIBIT 10(W)
                                 AMENDMENT NO. 1
                                       TO
                         AMERICAN DENTAL PARTNERS, INC.
                           1999 RESTRICTED STOCK PLAN
                           --------------------------


     The American Dental Partners, Inc. 1999 Restricted Stock Plan (the "Plan") is hereby amended pursuant to the following provisions:

     1.  Definitions
         -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.  Definition of Subsidiary
         ------------------------

     Section 17 of the Plan is hereby deleted in its entirety and replaced with the following:

     (S)17.  Definition of Subsidiary.
             ------------------------

          The term "subsidiary" when used in the Plan or any Restricted Share Agreement made pursuant to the Plan shall mean (a) any subsidiary corporation of the Company as defined in (S)424(f) of the Internal Revenue Code of 1986, as amended, and (b) any limited liability company in which the Company or any such subsidiary corporation is the sole member.

     3.  Effective Date; Construction
         ----------------------------

     The effective date of this amendment is July 1, 2001, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.